Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

As a result of the Virgin Media Acquisition, pursuant to which Liberty Global became the publicly-held parent company of the successors by merger of LGI and Virgin Media, our statutory tax rate changed during 2013 from the U.S. federal income tax rate of 35.0% to the U.K. statutory income tax rate. The U.K. statutory income tax rate is currently 21.0%. Liberty Global has filed income tax returns in the U.K. and U.S. for 2014 and 2013, and LGI will continue to file consolidated income tax returns in the U.S. The income taxes of Liberty Global and its subsidiaries are presented on a separate return basis for each tax-paying entity or group.

The components of our loss from continuing operations before income taxes are as follows:

	Year ended December 31,
	2014		2013		2012
	in millions

U.S.	$(1,105.6)		$(306.3)		$(73.3)
The Netherlands	(644.5)	—	799.9	—	(152.3)
U.K.	585.7		(976.0)		(11.6)
Switzerland	326.1		284.3		274.8
Germany	(294.7)	—	(355.8)	—	(498.4)
Belgium	21.5	—	89.5	—	96.9
Other	55.6		(62.1)		(145.0)
Total	$(1,055.9)		$(526.5)		$(508.9)

Income tax benefit (expense) consists of:

	Current	Deferred	Total
	in millions
Year ended December 31, 2014:
Continuing operations:
U.K.	$(2.1)	$113.4	$111.3
U.S. (a)	(22.5)	129.6	107.1
Belgium	(138.7)	31.7	(107.0)
Switzerland	(76.8)	3.1	(73.7)
The Netherlands	11.1	42.5	53.6
Germany	(22.6)	37.0	14.4
Other	(24.0)	(6.7)	(30.7)
Total — continuing operations	$(275.6)	$350.6	$75.0
Discontinued operations	$—	$(0.1)	$(0.1)

Year ended December 31, 2013:
Continuing operations:
U.K	$(2.4)	$(245.2)	$(247.6)
Belgium	(97.1)	(16.2)	(113.3)
The Netherlands	0.5	97.3	97.8
Switzerland	(53.6)	(4.4)	(58.0)
Germany	(13.2)	(38.1)	(51.3)
U.S. (a)	(106.0)	104.9	(1.1)
Other	(65.1)	83.1	18.0
Total — continuing operations	$(336.9)	$(18.6)	$(355.5)
Discontinued operations	$(20.5)	$(2.2)	$(22.7)

Year ended December 31, 2012:
Continuing operations:
Germany	$4.0	$119.6	$123.6
The Netherlands	(8.2)	(67.6)	(75.8)
Switzerland	(8.7)	(63.7)	(72.4)
Belgium	(1.5)	(54.5)	(56.0)
U.S. (a)	38.2	(44.6)	(6.4)
U.K.	(0.1)	(0.7)	(0.8)
Other	(62.7)	75.5	12.8
Total — continuing operations	$(39.0)	$(36.0)	$(75.0)
Discontinued operations	$(14.8)	$(13.3)	$(28.1)
_______________

(a)	Includes federal and state income taxes. Our U.S. state income taxes were not material during any of the years presented.

Income tax benefit (expense) attributable to our loss from continuing operations before income taxes differs from the amounts computed using the applicable income tax rate as a result of the following factors:

	Year ended December 31,
	2014	2013	2012
	in millions

Computed “expected” tax benefit (a)	$221.7	$121.1	$178.1
Change in valuation allowances (b):
Decrease	(373.1)	(112.6)	(148.3)
Increase	11.9	31.7	25.6
International rate differences (b) (c):
Increase	266.4	148.2	60.6
Decrease	(27.6)	(50.8)	(81.8)
Non-deductible or non-taxable interest and other expenses (b):
Decrease	(236.5)	(133.5)	(84.7)
Increase	58.0	85.2	2.4
Tax effect of intercompany financing	166.9	82.7	—
Basis and other differences in the treatment of items associated with investments in subsidiaries and affiliates	(135.4)	(4.0)	(24.6)
Non-deductible or non-taxable foreign currency exchange results (b):
Increase	71.9	0.5	—
Decrease	(16.3)	(56.1)	(10.4)
Recognition of previously unrecognized tax benefits	29.5	—	—
Enacted tax law and rate changes (d)	23.9	(377.8)	12.3
Change in subsidiary tax attributes due to a deemed change in control	—	(88.0)	—
Other, net	13.7	(2.1)	(4.2)
Total income tax benefit (expense)	$75.0	$(355.5)	$(75.0)
_______________

(a)	The statutory or “expected” tax rates are the U.K. rate of 21.0%, the U.K. rate of 23.0% and the U.S. rate of 35.0% for 2014, 2013 and 2012, respectively.

(b)	Country jurisdictions giving rise to increases are grouped together and shown separately from country jurisdictions giving rise to decreases.

(c)
Amounts reflect adjustments (either an increase or a decrease) to “expected” tax benefit for statutory rates in jurisdictions in which we operate outside of the U.K. for 2014 and 2013 and outside of the U.S. for 2012.

(d)
In April 2014, the U.K. corporate income tax rate decreased from 23.0% to 21.0%, with a further decline to 20.0% scheduled for April 2015. Substantially all of the impact of these rate changes on our deferred tax balances was recorded in the third quarter of 2013.

The current and non-current components of our deferred tax assets are as follows:

	December 31,
	2014	2013
	in millions

Current deferred tax assets	$290.3	$226.1
Non-current deferred tax assets (a)	2,587.0	2,641.8
Current deferred tax liabilities (a)	(0.6)	(1.5)
Non-current deferred tax liabilities (a)	(2,369.4)	(1,554.2)
Net deferred tax asset	$507.3	$1,312.2
_______________

(a)
Our current deferred tax liabilities are included in other accrued and current liabilities, and our non-current deferred tax assets and liabilities are included in other assets, net, and other long-term liabilities, respectively, in our consolidated balance sheets.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are presented below:

	December 31,
	2014	2013
	in millions
Deferred tax assets:
Net operating loss and other carryforwards	$6,637.9	$7,286.1
Property and equipment, net	3,469.2	3,470.7
Debt	1,189.0	837.7
Derivative instruments	345.9	518.4
Intangible assets	149.6	187.5
Other future deductible amounts	265.3	265.0
Deferred tax assets	12,056.9	12,565.4
Valuation allowance	(6,679.4)	(7,052.8)
Deferred tax assets, net of valuation allowance	5,377.5	5,512.6
Deferred tax liabilities:
Intangible assets	(2,338.2)	(1,471.1)
Property and equipment, net	(1,861.4)	(1,945.3)
Investments	(367.6)	(400.7)
Derivative instruments	(142.7)	(129.5)
Other future taxable amounts	(160.3)	(253.8)
Deferred tax liabilities	(4,870.2)	(4,200.4)
Net deferred tax asset	$507.3	$1,312.2

Our deferred income tax valuation allowance decreased $373.4 million in 2014. This decrease reflects the net effect of (i) foreign currency translation adjustments, (ii) the net tax expense related to our continuing operations of $361.2 million, (iii) acquisitions, (iv) expiration of net operating losses and (v) other individually insignificant items.

Virgin Media had property and equipment on which future U.K. tax deductions can be claimed of $21.6 billion and $22.2 billion at December 31, 2014 and 2013, respectively. The maximum amount of these “capital allowances” that can be claimed in any one year is 18% of the remaining balance, after additions, disposals and prior claims. The tax effects of these capital allowances are included in the 2014 and 2013 deferred tax assets related to property and equipment, net, in the above table.
At December 31, 2014, our unrecognized excess tax benefits aggregated $141.7 million. These excess tax benefits, which represent tax deductions in excess of the financial reporting expense for share-based compensation, will not be recognized for financial reporting purposes until such time as these tax benefits can be realized as a reduction of income taxes payable. The tax effects of these unrecognized excess tax benefits are not included in the above table.

The significant components of our tax loss carryforwards and related tax assets at December 31, 2014 are as follows:

Country	Tax loss carryforward	Related tax asset	Expiration date
	in millions

U.K.	$21,119.2	$4,223.8	Indefinite
The Netherlands	3,025.8	756.4	2015-2023
Germany	2,670.1	424.8	Indefinite
U.S.	1,550.3	405.1	2019-2034
Luxembourg	1,030.7	301.2	Indefinite
France	585.1	201.4	Indefinite
Belgium	506.3	172.1	Indefinite
Ireland	466.0	58.2	Indefinite
Hungary	209.8	39.9	2025
Other	240.7	55.0	Various
Total	$31,404.0	$6,637.9

Our tax loss carryforwards within each jurisdiction combine all companies’ tax losses (both capital and ordinary losses) in that jurisdiction, however, certain tax jurisdictions limit the ability to offset taxable income of a separate company or different tax group with the tax losses associated with another separate company or group. The majority of the tax losses shown in the above table are not expected to be realized, including certain losses that are limited in use due to change in control or same business tests.

We intend to indefinitely reinvest earnings from certain non-U.S. operations except to the extent the earnings are subject to current income taxes. At December 31, 2014, income and withholding taxes for which a net deferred tax liability might otherwise be required have not been provided on an estimated $11.1 billion of cumulative temporary differences (including, for this purpose, any difference between the aggregate tax basis in stock of a consolidated subsidiary and the corresponding amount of the subsidiary’s net equity determined for financial reporting purposes) on non-U.S. entities. The determination of the additional withholding tax that would arise upon a reversal of temporary differences is impractical to estimate as it is subject to offset by available foreign tax credits and subject to certain limitations.

In general, a U.K. or U.S. corporation may claim a foreign tax credit against its income tax expense for foreign income taxes paid or accrued. A U.S. corporation may also claim a credit for foreign income taxes paid or accrued on the earnings of a foreign corporation paid to the U.S. corporation as a dividend.

Our ability to claim a foreign tax credit for dividends received from our foreign subsidiaries or foreign taxes paid or accrued is subject to various significant limitations under U.S. tax laws including a limited carry back and carry forward period. Some of our operating companies are located in countries with which the U.K. or U.S. does not have income tax treaties. Because we lack treaty protection in these countries, we may be subject to high rates of withholding taxes on distributions and other payments from these operating companies and may be subject to double taxation on our income. Limitations on the ability to claim a foreign tax credit, lack of treaty protection in some countries, and the inability to offset losses in one jurisdiction against income earned in another jurisdiction could result in a high effective tax rate on our earnings. Since a significant portion of our revenue is generated outside of the U.K. and substantially all of our revenue is generated outside the U.S., including in jurisdictions that do not have tax treaties with the U.K. or U.S., these risks are greater for us than for companies that generate most of their revenue in the U.K. or U.S. or in jurisdictions that have these treaties.

Through our subsidiaries, we maintain a presence in many countries. Many of these countries maintain highly complex tax regimes that differ significantly from the system of income taxation used in the U.K. and the U.S. We have accounted for the effect of these taxes based on what we believe is reasonably expected to apply to us and our subsidiaries based on tax laws currently in effect and reasonable interpretations of these laws. Because some jurisdictions do not have systems of taxation that are as well established as the system of income taxation used in the U.K., U.S. or tax regimes used in other major industrialized countries, it may be difficult to anticipate how other jurisdictions will tax our and our subsidiaries’ current and future operations.

Although we intend to take reasonable tax planning measures to limit our tax exposures, no assurance can be given that we will be able to do so.

We and our subsidiaries file consolidated and standalone income tax returns in various jurisdictions. In the normal course of business, our income tax filings are subject to review by various taxing authorities. In connection with such reviews, disputes could arise with the taxing authorities over the interpretation or application of certain income tax rules related to our business in that tax jurisdiction. Such disputes may result in future tax and interest and penalty assessments by these taxing authorities. The ultimate resolution of tax contingencies will take place upon the earlier of (i) the settlement date with the applicable taxing authorities in either cash or agreement of income tax positions or (ii) the date when the tax authorities are statutorily prohibited from adjusting the company’s tax computations.

In general, tax returns filed by our company or our subsidiaries for years prior to 2008 are no longer subject to examination by tax authorities. Certain of our subsidiaries are currently involved in income tax examinations in various jurisdictions in which we operate, including Germany (2008 through 2010), the Netherlands (2011 through 2014), Slovakia (2011), Switzerland (2011 through 2012) and the U.S. (2009 through 2014). Except as noted below, any adjustments that might arise from the foregoing examinations are not expected to have a material impact on our consolidated financial position or results of operations. In the U.S., the consolidated income tax returns of LGI for 2009 through 2014 are under examination and, during the fourth quarter of 2013, we received two notifications from the Internal Revenue Service (IRS) regarding proposed adjustments to the 2010 and 2009 taxable income of LGI. We are in discussions with the IRS with respect to these proposed adjustments. While we believe that the resolution of these proposed adjustments will not have a material impact on our consolidated financial position, results of operations or cash flows, no assurance can be given that this will be the case given the amounts involved and the complex nature of the related issues.

The changes in our unrecognized tax benefits are summarized below:

	2014	2013	2012
	in millions

Balance at January 1	$490.9	$359.7	$400.6
Additions for tax positions of prior years	64.5	41.5	5.5
Reductions for tax positions of prior years	(50.2)	(14.2)	(124.2)
Additions based on tax positions related to the current year	38.2	102.3	89.9
Foreign currency translation	(27.0)	7.9	2.9
Lapse of statute of limitations	(1.9)	(6.3)	(15.0)
Settlements with tax authorities	(1.0)	—	—
Balance at December 31	$513.5	$490.9	$359.7

No assurance can be given that any of these tax benefits will be recognized or realized.

As of December 31, 2014, our unrecognized tax benefits included $332.9 million of tax benefits that would have a favorable impact on our effective income tax rate if ultimately recognized, after considering amounts that we would expect to be offset by valuation allowances and other factors.

During 2015, it is reasonably possible that the resolution of ongoing examinations by tax authorities as well as expiration of statutes of limitation could result in significant reductions to our unrecognized tax benefits related to tax positions taken as of December 31, 2014. The amount of any such reductions could range up to $230 million. Other than the potential impacts of these ongoing examinations and the expected expiration of certain statutes of limitation, we do not expect any material changes to our unrecognized tax benefits during 2015. No assurance can be given as to the nature or impact of any changes in our unrecognized tax positions during 2015.

During 2014, 2013 and 2012, the income tax benefit (expense) of our continuing operations includes net income tax expense of $10.9 million, $14.0 million and $7.7 million, respectively, representing the net accrual of interest and penalties during the period. Our other long-term liabilities include accrued interest and penalties of $51.7 million at December 31, 2014.